MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT (“Mortgage”) made as of August 30, 2011, by PREMIER PACKAGING CORPORATION, a New York corporation (the “Mortgagor”), having a mailing address of 6 Framark Drive, Victor, New York 14564 in favor of RBS CITIZENS, N.A., a national association (the “Mortgagee”), having an address at 833 Broadway, Albany, New York 12207:

WITNESSETH:

WHEREAS, Mortgagor is the owner in fee simple of certain real property (the “Premises”) located in the Town of Victor, Ontario County, New York, as more particularly described on Schedule A attached, as improved on the date hereof;

WHEREAS, Mortgagor has applied to Mortgagee for a loan (the “Loan”) in the amount of Six Hundred Eighty-Eight Thousand Thirty-Four and 70/100 Dollars U.S. ($688,034.70) (the “Loan Amount”) and, in accordance with a Loan Commitment (hereinafter defined) Mortgagor has executed and delivered a certain Promissory Note of even date herewith, in the principal sum of Six Hundred Eighty-Eight Thousand Thirty-Four and 70/100 Dollars U.S. ($688,034.70) made payable to the order of Mortgagee (the “Note”); and

WHEREAS, Mortgagor is required to execute and deliver this Mortgage as a covenant and condition to obtaining the Loan.

NOW, THEREFORE, in order to secure the payment of an indebtedness in the principal sum of $688,034.70, together with all interest thereon, and all other sums, advances, expenses and charges that may or shall become due hereunder or under the Note or any of the other agreements between the Mortgagor and the Mortgagee relating to the Loan (including without limitation all obligations and liabilities of Mortgagor under any interest rate swap agreements, interest rate cap agreements or interest rate collar agreements and any other agreement or arrangement entered into between Mortgagor and Mortgagee in connection with the Loan designed to protect Mortgagor against fluctuations in interest rate (“Hedging Contracts”)), Mortgagor does hereby grant, assign, convey, mortgage and pledge to Mortgagee, its successors and assigns, the Premises, and all of Mortgagor’s estate, right, title and interest therein;

TOGETHER with all right, title and interest of Mortgagor, including any after-acquired title or reversion, in and to the ways, easements, streets, alleys, passages, water, water courses, riparian rights, oil, gas and other mineral rights, gaps, gores, rights, hereditaments, liberties and privileges thereof, if any, and in any way appertaining to the Premises;

TOGETHER with all leases, rents, royalties, issues, proceeds and profits accruing and to accrue from the Premises as more particularly described in that certain Assignment of Rents of even date herewith (the “Assignment”) from Mortgagor as Assignor to Mortgagee as Assignee;

TOGETHER with all buildings and improvements of every kind and description now or hereafter erected or placed on the Premises including, without limitation, all materials intended for construction, reconstruction, alteration and repair of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Mortgaged Property (as hereinafter defined) immediately upon the delivery thereof to the Premises, and all fixtures and articles of personal property now or hereafter owned by Mortgagor and attached to or contained in and used in connection with the Premises, including, without limitation, all apparatus, machinery, equipment, motors, elevators, fittings, radiators, furnaces, stoves, microwave ovens, awnings, shades, screens, blinds, trash and garbage removal equipment, carpeting and other furnishings, and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning, conveyor, security, sprinkler and other equipment, and all fixtures and appurtenances thereof; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to such improvements in any manner; it being intended that all the above-described property owned by Mortgagor and placed by Mortgagor on the Premises shall, so far as permitted by law, be deemed to be fixtures and a part of the realty, and security for the indebtedness of Mortgagor to Mortgagee hereinafter described and secured by this Mortgage, and as to the balance of the above-described property, this Mortgage is hereby deemed to be as well a Security Agreement for the purpose of creating hereby a security interest in such property, securing such indebtedness, for the benefit of Mortgagee; all of the property described in this paragraph is hereinafter sometimes collectively called the “Improvements”;

TOGETHER with any and all warranty claims, maintenance contracts and other contract rights, instruments, documents, chattel papers and general intangibles with respect to or arising from the Premises, the Improvements and the balance of the Mortgaged Property, and all cash and non cash proceeds and products thereof; and

TOGETHER with all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including without limitation the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Mortgaged Property; and

TOGETHER with all awards and other compensation heretofore or hereafter to be made to the present and all subsequent owners of the Mortgaged Property for any taking by eminent domain, either permanent or temporary (a “Taking”), of all or any part of the Mortgaged Property or any easement or other appurtenance thereof, including severance and consequential damage and change in grade of streets (collectively, “Taking Proceeds”), and any and all refunds of impositions or other charges relating to the Mortgaged Property or the indebtedness secured by this Mortgage.

The property described above is hereafter called the “Premises” to the extent that such property is realty, and the “Collateral” to the extent that such property is personalty.  The Premises and the Collateral are hereafter collectively called the “Mortgaged Property.”

TO HAVE AND TO HOLD, all and singular, the Mortgaged Property, whether now owned or held or hereafter acquired by Mortgagor, with the appurtenances thereunto belonging, unto Mortgagee, its successors and assigns, forever.  Mortgagor does hereby warrant to Mortgagee, its successors and assigns, that Mortgagor has good and indefeasible estate in fee simple and is the sole owner of the Collateral, and has good right to mortgage, assign and grant a security interest in the Mortgaged Property in manner and form as above written; that title to the Mortgaged Property is free and clear of all defects, liens and encumbrances except for real estate taxes and assessments and rights of way of record approved by the Mortgagee in writing (the “Permitted Exceptions”) and that Mortgagor will warrant and defend the Premises, with the appurtenances thereunto belonging, and the Collateral to Mortgagee, its successors and assigns, forever, against all liens, security interests, encumbrances, defects, claims and demands whatsoever.

Mortgagor has executed and delivered this Mortgage to secure the following:

(a)           Payment of principal, interest and all other charges under the Note, as the same may be amended, extended, supplemented, modified and/or renewed, and all replacements and substitutions therefor, together with interest thereon at a rate or rates which may vary from time to time as specified in the Note, with principal and interest payable in accordance with the terms of the Note, and all accrued but unpaid interest and the entire unpaid principal amount being due and payable, in accordance with the terms of the Note;

(b)           Payment of any and all amounts or charges required to be paid by Mortgagor pursuant to this Mortgage or any of the other Loan Documents (as hereinafter defined);

(c)           Payment by Mortgagor to Mortgagee of all sums expended or advanced by Mortgagee pursuant to this Mortgage or any of the other Loan Documents;

(d)           Payment of any and all amounts advanced by Mortgagee with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums or costs incurred in the protection of the Mortgaged Property;

(e)           Performance and observance of each covenant and agreement of Mortgagor contained herein or in any of the other Loan Documents; and

(f)           Payment by Mortgagor to Mortgagee of any and all other liabilities and indebtedness of Mortgagor to Mortgagee, direct or contingent, now or hereafter owing by Mortgagor to Mortgagee, other than as provided in subparagraphs (a) through (e) above.

PROVIDED, HOWEVER, that if Mortgagor shall pay or cause to be paid to Mortgagee the principal, interest and all other charges under the Note on or before the date on which the outstanding principal balance of the Note is due and payable in full in accordance with the terms of the Note, and in the manner stipulated therein and herein, all without deduction or credit for taxes or other charges paid by Mortgagor, and if Mortgagor shall have kept, performed and observed all of the covenants and conditions contained in this Mortgage and all of the other Loan Documents, then this Mortgage shall cease, determine and be void, but otherwise shall remain in full force and effect.

Mortgagor further covenants and agrees as follows:

1.           Payment of Indebtedness.  Mortgagor shall pay promptly the indebtedness evidenced by the Note at the time and in the manner provided herein and in the Note, and all other sums and charges payable when due by Mortgagor and pursuant to the Note, this Mortgage and any of the other Loan Documents.

2.           Tax and Insurance Escrows.

a.           Subject to the terms and conditions of subsection 2(d) below, Mortgagor shall pay to Mortgagee, in addition to the monthly payments under the Note and concurrently therewith in a single payment monthly until the Note is fully paid, a sum equal to annual real estate taxes, general and special assessments and premiums for insurance required hereunder (all as estimated by Mortgagee) less all sums previously paid therefor, divided by the number of full calendar months to elapse before the date which is one (1) month prior to the date when such taxes and assessments and insurance premiums will become due.  Such sums shall be held by Mortgagee for payment of such taxes and assessments and insurance premiums as and when due.  Mortgagee shall have the right to commingle and hold such sums with its general funds, and no interest shall accrue thereon in favor of Mortgagor.

b.           Mortgagee shall have the right to make any and all payments notwithstanding that at that time any such tax, assessment or premium is then being protested or contested by Mortgagor, unless Mortgagor shall have notified Mortgagee in writing not less than thirty (30) days prior to the due date of such protest or contest of such tax, assessment or premium, in which event, Mortgagee shall make such payment under protest in the manner prescribed by law or shall withhold such payment, but only if (a) such contest precludes enforcement of collection and the foreclosure or sale of the Mortgaged Property in satisfaction of such tax, assessment, or premium; (b) Mortgagor shall first pay to Mortgagee such amount as Mortgagee may request as security for the payment of the amount withheld; and (c) the withholding of such payment shall not result in any criminal or civil penalty being imposed against Mortgagor, Mortgagee or any of the Mortgaged Property.  In the event such protest or contest shall or might result in a penalty or other charges, Mortgagor shall likewise deposit with Mortgagee monthly pro-rata the amount of any such penalty or additional charge.  If, upon receipt by Mortgagee of any refunds of impositions or other charges relating to the Mortgaged Property or the indebtedness secured hereby, Mortgagor is not in default hereunder, then Mortgagee shall promptly pay such refund to Mortgagor; if Mortgagor is in default hereunder beyond any applicable grace period, Mortgagee shall have the right to apply such refund to reduce the indebtedness secured hereby.

c.           Without limiting the rights of Mortgagee hereunder, including, without limitation, those provided in Paragraph 18 hereof, in the event of a sale of the Premises or any other part of the Mortgaged Property, any funds then on deposit with the Mortgagee shall, at Mortgagee’s option, and thereupon automatically and without the necessity of further notice or written assignment, be transferred to and held thereafter for the account of the new owner, to be applied in accordance with the foregoing.  If the Premises or any other part of the Mortgaged Property is purchased by Mortgagee at foreclosure sale or is otherwise acquired by Mortgagee after an Event of Default, the remaining balance, if any, of the funds deposited with Mortgagee pursuant to subsection 2(a) above shall continue to be applied, subject to the security interest hereunder, first to Mortgagee’s unreimbursed costs and expenses in such purchase or acquisition, then to reduce the indebtedness secured by this Mortgage, and the balance, if any, shall be paid to Mortgagor, subject to the order of the court having jurisdiction in any such proceeding.

d.           Mortgagee hereby waives the requirement for deposit by Mortgagor of the sums described in subsection 2(a) above, for so long as (i) there is no default in the obligations of Mortgagor or any other person under this Mortgage or any of the Loan Documents, and no event which, with the giving of notice, passage of time or both, would constitute such a default, and (ii) Mortgagor delivers to Mortgagee, no later than five (5) days prior to the last day for payment of such sums without penalty or interest, evidence satisfactory to Mortgagee in Mortgagee’s sole and absolute discretion, that all sums described in subsection 2(a) above have been paid in full.  Upon failure of either of the foregoing conditions, the waiver set forth in this subsection 2(d) shall immediately and automatically become null and void, without notice from Mortgagee to Mortgagor.

3.           Protection Against Charges.  Except for the Permitted Exceptions, Mortgagor shall keep the Mortgaged Property free from liens of every kind, except only for real estate taxes and general and special assessments which are not yet due and payable, and special taxes, if any, as provided in Paragraph 7 hereof, and shall pay, before delinquency and before any penalty for non-payment attaches thereto, all taxes, assessments, and other governmental or municipal or public dues, charges, fines or impositions which are or hereafter may be levied against the Mortgaged Property or any part thereof.  Mortgagor shall promptly deliver to Mortgagee receipted bills evidencing each such payment, together with any other evidence of payment required by Mortgagee in its sole and absolute discretion, no later than five (5) days prior to the last day upon which such payment can be made without penalty or interest.  Mortgagor shall also pay, in full, under protest or otherwise in the manner provided by law, any tax, assessment, charge, fine or imposition described above which Mortgagor contests in accordance with the provisions of law and this Mortgage.

4.           Insurance and Casualty Damage.

a.           Mortgagor shall keep, or cause to be kept, all of the following insurance policies with respect to the Mortgaged Property in companies, forms, amounts and coverage satisfactory to Mortgagee, containing waiver of subrogation and standard New York mortgagee endorsements in favor of Mortgagee and providing for thirty (30) days’ written notice to Mortgagee in advance of cancellation of said policies for non-payment of premiums or any other reason or for material modification of said policies, and ten (10) days’ written notice to Mortgagee in advance of payment of any insurance claims under said policies to any person:

i           Insurance against loss or damage by fire and such other hazards, casualties and contingencies (including, without limitation, so-called all risk coverages) as Mortgagee reasonably may require, in an amount equal to the greater of (1) the Loan Amount, or (2) the replacement cost of the Mortgaged Property, with a replacement cost endorsement and in such amounts so as to avoid the operation of any coinsurance clause, for such periods and otherwise as Mortgagee reasonably may require from time to time.

ii           Commercial general liability insurance, including, without limitation, so-called assumed and contractual liability coverage and claims for bodily injury, death or property damage, naming Mortgagee as an additional insured, in such amounts as Mortgagee reasonably may from time to time require.

iii           Insurance against business interruption, rent loss or abatement of rent, covering payment of rent and like charges from the Mortgaged Property over a term of not less than twelve (12) months, in an amount at least equal to the aggregate annual amount payable from time to time under the Note.

iv           If the Mortgaged Property is located in a flood hazard zone as designated pursuant to the Flood Disaster Protection Act of 1973, the Mortgagor will maintain flood insurance for the Loan Amount or the maximum amount of flood insurance satisfactory to Mortgagee;

Mortgagor shall deliver renewal certificates of all insurance required above, together with written evidence of full payment of the annual premiums therefor at least thirty (30) days prior to the expiration of the existing insurance.  Any such insurance may be provided under so-called “blanket” policies, so long as the amounts and coverages thereunder will, in Mortgagee’s sole judgment, provide protection equivalent to that provided under a single policy meeting the requirements hereinabove.  All policies of insurance shall be issued by financially sound and generally recognized insurer lawfully doing business in New York and acceptable to Mortgagee having an A.M. Best Company rating of A-VIII or better.  If at any time, Mortgagee is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Mortgagee shall have the right with reasonable notice to Mortgagor to take such action as Mortgagee deems necessary to protect its interest in the Mortgaged Property, including without limitation, the obtaining of such insurance coverage as Mortgagee in Mortgagee’s sole discretion deems appropriate, and all expenses incurred by Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Mortgagor to Mortgagee upon demand.

b.           Notice.  In case of any damage or destruction of the Mortgaged Property, or any part thereof, or any interest therein or right accruing thereto, Mortgagor shall promptly give to Mortgagee written notice generally describing the nature and extent of such damage or destruction which has resulted or which may result therefrom.  Mortgagee may appear in any such proceedings and negotiations and Mortgagor shall promptly deliver to Mortgagee copies of all notices and pleadings in any such proceedings.  Mortgagor will in good faith, file and prosecute all claims necessary for any award or payment resulting from such damage or destruction.  All costs and expenses incurred by Mortgagee in exercising its rights under this section shall constitute indebtedness secured by this Mortgage.

c.           Application of Insurance Proceeds.  Upon occurrence of any loss or damage to all or any portion of the Mortgaged Property resulting from fire, vandalism, malicious mischief or any other casualty or physical harm (a “Casualty”), Mortgagee may elect subject to the provisions set forth below to collect, retain and apply as a Loan prepayment all proceeds (the “Proceeds”) of any insurance policies collected or claimed as a result of such Casualty after deduction of all expenses of collection and settlement, including attorney’s and adjusters’ fees and charges.  Mortgagor hereby authorizes Mortgagee, at Mortgagee’s option, to collect, adjust and compromise any losses under any insurance with respect to the Mortgaged Property which is kept, or caused to be kept, by Mortgagor, and hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest, for such purposes.  Any Proceeds remaining after payment in full of the Loan and all other sums due Mortgagee hereunder shall be paid by Mortgagee to Mortgagor without any allowance for interest thereon.

If the Mortgagee shall receive and retain insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by Mortgagee and actually applied by Mortgagee in reduction of the Loan.  The provisions of subsection 4 of section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire shall not apply to this Mortgage.

5.           Maintenance of Improvements.

a.           None of the Improvements shall be structurally or otherwise materially  altered, removed or demolished, nor shall any fixtures or any portion of the Collateral on, in or about the Premises be severed, removed, sold, mortgaged or otherwise encumbered, without the prior written consent of Mortgagee in each case; except, however, that Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage such Collateral as from time to time may become worn out or obsolete, provided that simultaneously with or prior to such removal, such Collateral shall be replaced with other new Collateral of like kind and quality, and by such removal, the Mortgagor shall be deemed to have subjected the replacement Collateral to the lien of this Mortgage.  Any Improvements or any of the Collateral which are demolished or destroyed in whole or in part shall be replaced promptly by similar Improvements and articles of personal property of comparable quality, condition and value as those demolished or destroyed, thereupon becoming part of the Mortgaged Property free from any other lien or security interest or encumbrance on or reservation of title to such property.  Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or any part thereof and shall keep and maintain (or cause to be kept and maintained) the same in good repair and condition.  Mortgagor shall make (or cause to be made) all necessary and proper repairs and replacements so that all components of the Mortgaged Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were erected or installed, other than for matters of health and safety prior to the demolition thereof.

b.           Mortgagor hereby grants to Mortgagee and its agents the right in their reasonable discretion, but Mortgagee shall have no obligation, to enter upon the Premises at mutually agreed upon times, during normal business hours, and subject to Mortgagor’s right to conduct its business without unreasonable and material disruption or delay, for the purpose of inspecting and appraising the Mortgaged Property and conducting tests and surveys thereof.  In the event that Mortgagor shall fail fully to comply with any of the requirements of this Paragraph 5, without prejudice to any other right or remedy that may be available to Mortgagee in such event, Mortgagee shall have the right to recover, as damages for such failure, an amount equivalent to the cost required to restore the Mortgaged Property to the condition hereby required.

c.           Mortgagor hereby covenants and agrees to comply with, and to cause all occupants of all or any portion of the Mortgaged Property to comply with, all applicable zoning, building, use and environmental restrictions and all laws, rules, statutes, ordinances, regulations, orders and requirements, including, without limitation, environmental matters and notices of violation of all governmental authorities having jurisdiction over the Mortgaged Property or the maintenance, use and operation thereof, and all applicable restrictions, agreements and requirements, whether or not of record (collectively, “Laws”).  Mortgagor will deliver to Mortgagee within ten (10) days after receipt thereof any additional permits or renewals, issued and approved or disapproved with respect to the Mortgaged Property.  Mortgagor hereby indemnifies Mortgagee and its officers, directors, shareholders, employees, agents and partners and their respective heirs, successors and assigns (collectively, “Indemnified Parties”) and agrees to defend and hold the Indemnified Parties harmless from and against any and all claims, demands, loss, cost, damage, liability or expense incurred or suffered by the Indemnified Parties arising from any failure of the Mortgaged Property to comply with Laws, or from any failure of Mortgagor to obtain, maintain or renew, or to have obtained, maintained or renewed, any permit or approval required with respect to the Mortgaged Property.  The foregoing indemnification and agreement shall survive the release of this Mortgage and the payment or other satisfaction of the indebtedness secured hereby.

Upon any default by the Mortgagor in satisfying its obligations under this paragraph 5 after thirty (30) days notice from Mortgagee, Mortgagee at its option may put the Mortgaged Property into reasonable condition and repair, and all sums paid by Mortgagee for such purposes shall, together with interest thereon, be added to the amount secured hereunder and be payable on demand.  Mortgagor will not, without obtaining the prior written consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses that may be made of the Mortgaged Property or any part thereof.

6.           Hazardous Materials and Wetlands.

a.           Without limiting the generality of any provision herein or in any of the Loan Documents, Mortgagor hereby represents and warrants to Mortgagee that, except as may be disclosed in the Environmental Report of LCS Inc., dated May 24, 2011 (the “Environmental Report”), neither Mortgagor nor, to the best knowledge and belief of Mortgagor, any previous owner or user of the Premises or any adjacent properties, has used, generated, stored or disposed of in, on, under, around or above the Premises, any Regulated Material (defined herein as flammable explosives, radioactive materials, solid waste, hazardous substances, hazardous waste, hazardous materials, asbestos containing materials, petroleum or any fraction thereof, pollutants, irritants, contaminants, toxic substances, or any other materials respectively defined as such in, or regulated by, any applicable Environmental Law (as hereinafter defined)), that, to the best knowledge and belief of Mortgagor, or any of them, the Premises is not currently in violation of any Environmental Law (defined herein as any federal, state or local law, regulation or ordinance, as each may be validly interpreted and applied by the appropriate governmental entity, governing any Regulated Material for the protection of human health, safety or the environment, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 and the Emergency Planning and Community Right-to-Know Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Clean Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act and the Oil Pollution Act of 1990.  Mortgagor shall keep and maintain, and shall cause all tenants and any other persons present on or occupying the Premises (“Tenants”), employees, agents, contractors and subcontractors of Mortgagor and Tenants, to keep and maintain the Premises, including, without limitation, the soil and ground water thereof, in compliance with, and not cause or knowingly permit the Premises, including the soil and ground water thereof, to be in violation of any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to the environmental conditions thereon (including but not limited to any Environmental Law).  Neither Mortgagor nor Tenants nor any employees, agents, contractors and subcontractors of Mortgagor or Tenants or any other persons occupying or present on the Premises shall (i) use, generate, manufacture, store or dispose of in violation of Environmental Law on, under or about the Premises or transport to or from the Premises any Regulated Material, except as such may be required to be used, stored, or transported in connection with the permitted uses of the Premises and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor; or (ii) perform, cause to be performed or permit any fill activities or other acts which would in any way destroy, eliminate, alter, obstruct, interfere with, or otherwise affect any Wetlands, as defined in 33 C.F.R. Section 328.3 and in any comparable state and local law, statute, ordinances, rule or regulation (“Wetlands”), in violation of any federal, state or local laws, statutes, ordinances, rules or regulations pertaining to such Wetlands (“Wetlands Law”).

Mortgagor further represents and warrants to Mortgagee that, to the best of its knowledge except as may be disclosed in the Environmental Report:

i            Underground storage tanks are not and have not been located on the Premises.

ii           All permits required under any applicable Environmental Law applicable to the Premises have been obtained and are in full force and effect.

iii          No event has occurred with respect to the Premises which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Law or non-compliance with any Environmental Permit.

iv          There are no agreements, consent orders, decrees, judgments, license or permit conditions or other orders or directives of any federal, state or local court, governmental agency or authority relating to the past, present or future ownership, use, operation, sale, transfer or conveyance of the Premises which require any change in the present condition of the Premises or any work, repairs, construction, containment, clean up, investigations, studies, removal or other remedial action or capital expenditures with respect to the Premises.

v           There are no actions, suits, claims or proceedings, pending or threatened, which could cause the incurrence of expenses or costs of any name or description or which seek money damages, injunctive relief, remedial action or any other remedy that arise out of, relate to or result from (i) a violation or alleged violation of any applicable Environmental Law or non-compliance or alleged non-compliance with any Environmental Permit, (ii) the presence of any Regulated Material or a Release or the threat of a Release of any Regulated Material on, at or from the Premises or any property adjacent to or within the immediate vicinity of the Premises or (iii) human exposure to any Regulated Material, noises, vibrations or nuisances of whatever kind to the extent the same arise from the condition of the Premises or the ownership, use, operation, sale, transfer or conveyance thereof.

b.           Mortgagor shall immediately advise Mortgagee in writing of:  (i) any notices (whether such notices are received from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of violation or potential violation which are received by Mortgagor of any applicable federal, state or local laws, ordinances, or regulations relating to any Environmental Law or any Wetlands Law; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Environmental Law or Wetlands Law; (iii) all claims made or threatened by any third party against Mortgagor or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Environmental Law or Wetlands Law (the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as “Environmental or Wetlands Claims”); and (iv) discovery by Mortgagor of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be classified as in violation of any Environmental Law or Wetlands Law or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law or Wetlands Law.

c.           Mortgagee shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental or Wetlands Claims, and to have its reasonable attorneys’ and consultants’ fees in connection therewith paid by Mortgagor upon demand.

d.           Mortgagor shall be solely responsible for, and each hereby jointly and severally indemnifies and agrees to defend and hold harmless Mortgagee, its directors, officers, employees, agents, successors and assigns and any other person or entity claiming by, through, or under Mortgagee, from and against, any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or during the term of the loan secured by this Mortgage) of Regulated Materials on, under or about the Premises (whether by Mortgagor or a predecessor in title or any Tenants, employees, agents, contractors or subcontractors of Mortgagor or any predecessor in title or any third persons at any time occupying or present on the Premises), including, without limitation:  (i) all foreseeable consequential damages; (ii) the cost of any required or necessary repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (iii) damage to any Wetlands or natural resources; and (iv) all reasonable costs and expenses incurred by Mortgagee in connection with clauses (i), (ii), and (iii), including but not limited to reasonable attorneys’ and consultants’ fees; provided, however, that nothing contained in this paragraph shall be deemed to create or give any rights to any person other than Mortgagee and its successors and assigns, it being intended that there shall be no third party beneficiary of such provisions, or preclude Mortgagor from seeking indemnification from, or otherwise proceeding against, any third party including, without limitation, any tenant or predecessor entitled to the Premises.

e.           Any costs or expenses reasonably incurred by Mortgagee for which Mortgagor is responsible or for which Mortgagor has indemnified Mortgagee shall be paid to Mortgagee on demand, and failing prompt reimbursement, shall earn interest at the default rate of interest set forth in the Loan Documents (the “Default Rate”).

f.           Mortgagor shall take any and all remedial action in response to the presence of any Regulated Materials or Wetlands on, under, or about the Premises, required pursuant to any settlement agreement, consent decree or other governmental proceeding; furthermore, Mortgagor shall take such additional steps as may be necessary to preserve the value of Mortgagee’s security under the Loan Documents.

g.           Upon Mortgagee’s request, Mortgagor shall retain, at Mortgagor’s sole cost and expense, a licensed geologist, industrial hygienist or an environmental consultant (referred to hereinafter as the “Consultant”) acceptable to Mortgagee to conduct a baseline investigation of the Premises for the presence of Regulated Materials or Wetlands (“Environmental Audit”).  The Environmental Audit shall be performed in a manner reasonably calculated to discover the presence of Regulated Materials contamination or Wetlands; provided, however, such investigation shall be of a scope and intensity no greater than a baseline investigation conducted in accordance with the general standards of persons providing such services taking into consideration the known uses of the Premises and Premises in the vicinity of the Premises and any factors unique to the Premises.  The Consultant shall concurrently deliver the results of its investigation in writing directly to Mortgagor and Mortgagee.  Such results shall be kept confidential by both Mortgagor and Mortgagee unless legally compelled or required to disclose such results or disclosure is reasonably required in order to pursue rights or remedies provided herein or at law.

h.           If Mortgagor fails to pay for or obtain an Environmental Audit as provided for herein, Mortgagee may, but shall not be obligated to, obtain the Environmental Audit, whereupon Mortgagor shall immediately reimburse Mortgagee all its costs and expenses in so doing, together with interest on such sums at the Default Rate.

i.           Mortgagor covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to all portions of the Premises for the purpose of Consultant’s investigation, at mutually agreed upon times, during normal business hours, and subject to Mortgagor’s right to conduct its business without unreasonable and material disruption or delay.  Mortgagor covenants to comply, at its sole cost and expense, with all recommendations contained in the Environmental Audit reasonably required to bring the Premises into compliance with all Environmental Laws and Wetlands Laws, including any recommendation for additional testing and studies to detect the quantity and types of Regulated Materials or Wetlands present, if Mortgagee requires the implementation of the same.

7.           Changes in Tax Laws.  If at any time any governmental authority, whether federal, state or municipal, or any agency or subdivision of any of them, shall require Internal Revenue or other documentary stamps on the Note, this Mortgage or any of the other Loan Documents, or upon the passage of any law of the State of New York deducting from the value of land for the purposes of real estate taxation the amount of any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes so as to impose, in any such event, a tax (other than an income tax) upon or otherwise to substantially and adversely affect the value of this Mortgage, then all indebtedness secured hereby shall become due and payable at the election of Mortgagee thirty (30) days after the mailing of notice of such election to Mortgagor; provided, however, this Mortgage, the Note and the other Loan Documents shall be and remain in effect if Mortgagor lawfully may pay, and does in fact pay, when payable, for such stamps and taxes, including interest and penalties thereon, to or for Mortgagee.  Mortgagor further agrees to deliver to Mortgagee, at any time, upon demand, such evidence as may be required by any government agency having jurisdiction in order to determine whether the obligation secured hereby is subject to or exempt from any such tax.

8.           Indemnification for Costs.  Mortgagor hereby indemnifies Mortgagee and agrees to defend and hold Mortgagee harmless from and against all costs, liabilities and expenses, including but not limited to reasonable attorneys’ fees and expenses to the fullest extent not then prohibited by applicable law, and costs of any Environmental Audit, title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body, including an action to foreclose or to collect any indebtedness or obligation secured hereby, or incurred in connection with any extra-judicial collection procedure, in and to which Mortgagee may be or become a party by reason hereof, including, without limitation, any Taking, bankruptcy, probate and administration proceedings, as well as any other proceeding wherein proof of claims required to be filed by law or in which it becomes necessary to defend or uphold the terms of and the lien created by this Mortgage.

9.           Taking.

a.           In the event all or any part of the Mortgaged Property shall be damaged or taken as a result of a Taking, either temporarily or permanently,  Mortgagor shall assign, transfer and set over unto Mortgagee the Taking Proceeds or any claim for damages for any of the Premises taken or damaged under the power of eminent domain, and agrees that in the event the whole or any part of the Premises is taken by eminent domain proceedings, then all sums awarded as damages for the Taking shall be applied in reduction of the indebtedness secured by this Mortgage, but without imposition of the prepayment premium to such application.  Any and all costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses to the fullest extent not then prohibited by applicable law, incurred by Mortgagee by reason of any condemnation, threatened condemnation or proceedings thereunder shall be secured hereby and Mortgagor shall reimburse Mortgagee therefor immediately, or Mortgagee shall have the right, at its option, to deduct such costs and expenses from any Taking Proceeds paid to Mortgagee hereunder.  In the event that the Premises is wholly condemned, Mortgagee shall receive from Mortgagor and/or from the Taking Proceeds payment of the entire amount of the indebtedness secured by this Mortgage.

b.           Subject to paragraph (a) of this Section, Mortgagor will immediately notify Mortgagee of the actual or threatened commencement of any Taking proceedings affecting all or any part of the Premises, including any easement therein or appurtenance thereof, including severance and consequential damage and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any such proceedings.  Mortgagor further covenants and agrees to make, execute and deliver to Mortgagee, from time to time upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments or other instruments deemed necessary by Mortgagee for the purpose of validly and sufficiently assigning the Taking Proceeds and all other awards and compensation heretofore and hereafter to be made to Mortgagor, including the assignment of any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof, for any Taking, either permanent or temporary, under any such proceedings.  In the event of a Taking, Mortgagee shall not be limited to the rate of interest paid on the award by the condemning authority but shall be entitled to receive out of the Taking Proceeds interest on the entire unpaid principal sum under the Note and the other Loan Documents at the applicable rate(s) provided therein.  Mortgagor hereby assigns to Mortgagee so much of the balance of the Taking Proceeds payable by the condemning authority as is required to pay such interest.

c.           Subject to paragraph (a) of this Section, Mortgagor hereby irrevocably authorizes and appoints Mortgagee its attorney-in-fact, coupled with an interest, to collect and receive any such Taking Proceeds from the authorities making the same, to appear in any proceeding therefor, to give receipts and acquittances therefor, and to apply the same to payment on account of the indebtedness secured hereby whether then matured or not.  Mortgagor shall execute and deliver to Mortgagee on demand such assignments and other instruments as Mortgagee may require for such purposes.

10.           Estoppel Certificate.  Within ten (10) days after request by Mortgagee, Mortgagor shall furnish to Mortgagee a written statement, duly acknowledged, of the aggregate amount of indebtedness secured by this Mortgage, confirming (to the extent true) that no right of offset exists under the Loan Documents or otherwise, and stating either that no defenses exist against the indebtedness secured hereby, or, if such defenses are alleged to exist, the nature thereof, and any other information which Mortgagee may reasonably request.

11.           Title Warranty; Title Evidence.  Mortgagor hereby confirms the warranties and representations as to title to the Mortgaged Property made in the granting clause of this Mortgage, and agrees to pay the costs of title evidence satisfactory to Mortgagee showing title to the Mortgaged Property to be as herein warranted.  In the event of any subsequent change in title to the Mortgaged Property, other than a change expressly permitted by the Loan Documents, Mortgagor agrees to pay the cost of (i) an extension or endorsement to such title evidence showing such change in title, and (ii) changing any and all insurance and other records in connection with the servicing of the loan secured hereby made necessary by such change in title.

12.          Mortgagee’s Reliance.  Mortgagee, in advancing any payment relating to taxes, assessments and other governmental or municipal charges, fines, impositions or liens asserted against the Mortgaged Property, shall have the right to do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy or validity thereof.  Mortgagee shall have the right to make any such payment whenever Mortgagee, in its sole discretion, shall deem such payment to be necessary or desirable to protect the security intended to be created by this Mortgage.  In connection with any such advance, Mortgagee, at its option, shall have the right to and is hereby authorized to obtain, at Mortgagor’s sole cost and expense, a continuation report of title prepared by a title insurance company of Mortgagor’s choice.

13.          Default.  Each of the following events shall be deemed to be an “Event of Default” hereunder:

a.           Mortgagor shall fail to make payment of any sum of money due and payable under this Mortgage on or before the date such payment is due as herein provided, or of the indebtedness evidenced by the Note, or any sum of money due and payable under any of the other Loan Documents on the date when the same is due and payable or within any applicable grace period; or

b.           Mortgagor or any guarantor shall file a voluntary petition in bankruptcy or under any bankruptcy act or similar law, state or federal, whether now or hereafter existing, or make an assignment for the benefit of creditors or file an answer admitting insolvency or inability to pay its or their debts generally as they become due, or shall fail to obtain a vacation or stay of any such proceedings which are involuntary within sixty (60) days after the institution of such proceedings, as hereinafter provided; or

c.           Any plan of liquidation or reorganization is filed by or on behalf of Mortgagor or any guarantor or either in any bankruptcy, insolvency or other judicial proceeding, or a trustee or a receiver shall be appointed for the Mortgaged Property in any involuntary proceeding and such trustee or receiver shall not be discharged or such jurisdiction relinquished, vacated or stayed on appeal or otherwise within sixty (60) days after the appointment thereof; or

d.           Failure of Mortgagor to commence, diligently pursue and/or complete actions as and when provided in Paragraphs 5 or 6 above; or

e.           Any sale or transfer of the Mortgaged Property in violation of Paragraph 21 of this Mortgage; or

f.           The occurrence of an involuntary transfer under subsection 29(d) of this Mortgage; or

g.           Any violation of the representations and warranties, or the filing of formal charges or commencement of proceedings as contemplated by Paragraph 34 of this Mortgage; or

h.           Default shall be made in the due observance or performance of any of the other covenants, agreements or conditions required to be kept, performed or observed by Mortgagor under this Mortgage, and such default is not cured within ten (10) days after written notice thereof has been delivered to Mortgagor by Mortgagee; provided, however if such default cannot reasonably be cured within the ten (10)-day period, and Mortgagor promptly commences such cure within the ten (10)-day period, then within such additional period during which Mortgagor diligently pursues and prosecutes such cure to completion and so long as the value of the Mortgaged Property is not impaired; or

i.           Default shall be made in the due observance or performance of any of the covenants, agreements or conditions required to be kept, performed or observed by Mortgagor or any other party under the Note,  any of the other Loan Documents and such default is not cured within the applicable grace period, if any, expressly provided for therein;

j.           If Mortgagor or any guarantor of the indebtedness hereby secured, shall for any reason cease to exist, die, participate or agree to participate in any merger, consolidation or other absorption, assign or otherwise transfer or disposes of all or substantially all of his, her or its assets, make or permit what might be a fraudulent transfer or fraudulent conveyance of any of his, her or its assets, make any bulk sale, send any notice of any intended bulk sale;

k.           If  Mortgagor or any guarantor of the indebtedness hereby secured fails to pay, withhold or collect any tax as required by applicable law, if Mortgagor suspends or ceases  its business or if Mortgagor or any guarantor has served, filed or recorded against him, her or it or any of his, her or its assets any judgment, order or award of any court, other governmental authority or arbitrator or any lien the payment of which is not fully covered by insurance, which judgment, order, award or lien has not been effectively stayed, bonded or discharged within sixty (60) days, or any such stay or bond is thereafter terminated;

l.           If any sale, pledge. transfer or conveyance is made of, or a security interest is granted in and to, any legal or equitable interest in Mortgagor or the sole member of Mortgagor without the prior written consent of Mortgagee;

m.           If any representation or warranty heretofore made to the Mortgagee or hereafter made to the Mortgagee, or any financial statement heretofore provided to the Mortgagee or hereafter provided to the Mortgagee, by or on behalf of the Mortgagor or  any guarantor of the indebtedness hereby secured proves, as of the date thereof, to have been incorrect or misleading in any material respect or before the execution and delivery to the Mortgagee of this Mortgage there occurred and was not disclosed to the Mortgagee any material adverse change in any information disclosed in any such representation or warranty heretofore so made or any financial statement heretofore so provided;

then and upon any such Event of Default, the entire amount of the indebtedness hereby secured, shall, at the option of Mortgagee (except with respect to Events of Default under Subsections 13 (b) and (e) above in which case the indebtedness shall automatically) become immediately due and payable, without execution or other process and without further notice or demand, all of which are hereby expressly waived.  Thereafter, the indebtedness hereby secured shall, at the option of Mortgagee, bear interest at the Default Rate (as defined in the Note), payable on demand.  Acceleration of maturity, once claimed hereunder by Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, nor extend or affect the grace period, if any.

14.          Rights and Remedies Upon Default:  Upon the occurrence of any Event of Default hereunder, the Mortgagee may, at its option, exercise any one or more of the following rights and remedies:

a.           Right to Take Possession of Mortgaged Property.  The Mortgagor agrees to surrender possession of the Mortgaged Property to the Mortgagee upon demand, and the Mortgagee shall thereupon have the right to enter and take possession of the Mortgaged Property, to lease the Premises, the Improvements, the Collateral, or any part thereof, to collect all Rents, rental insurance proceeds and business interruption insurance proceeds and to apply the same on account of the Debt, whether then matured or not, after payment of all proper costs, charges and expenses, including, but not limited to, (1) Taxes and other impositions, (2) any premiums for fire, public liability and other insurance coverage affecting the Premises, the Improvements, the Collateral or any part thereof and (3) any and all other costs, charges and expenses which it may be necessary or advisable for the Mortgagee to pay in the management, operation and maintenance of the Premises, the Improvements, the Collateral or any part thereof, including, but not limited to, the cost of making repairs, alterations, and tenant improvements, commissions for renting the Premises, the Improvements, the Collateral, or any part thereof and legal expenses incurred in enforcing claims, preparing papers or any other services that may be required, or otherwise as a court of competent jurisdiction may direct.  After taking possession of the Mortgaged Property, the Mortgagee may dispossess, by summary proceedings or otherwise, any tenants, subtenants or occupants of the Land, the Improvements or any part thereof then or thereafter in default in the payment of any Rent, and the Mortgagor hereby irrevocably appoints the Mortgagee as the Mortgagor’s agent and attorney-in-fact (which agency shall be deemed to be coupled with an interest), with full power of substitution, for such purpose.  In the event that the Mortgagor is then an occupant of the Premises, the Improvements or any part thereof, Mortgagor agrees to surrender possession thereof to the Mortgagee upon demand, and if the Mortgagor remains in possession thereof after such demand, such possession shall be as tenant of the Mortgagee, and the Mortgagor agrees to pay monthly in advance to the Mortgagee such rent for the Premises, the Improvements or any part thereof so occupied as the Mortgagee may reasonably demand, and in default of so doing, the Mortgagor may also be dispossessed by summary proceedings or otherwise.

b.           Right to Foreclose Mortgage.  The Mortgagee may foreclose this Mortgage and sell, if permitted by law, or petition to be sold, the Premises in one parcel or in such parcels, manner or order as a court of competent jurisdiction may direct.  If permitted by law, Mortgagee may foreclose this Mortgage for any portion of the Indebtedness hereby secured or any other sums secured hereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance of the indebtedness hereby secured not then due.  If any real property transfer tax or real property transfer gains tax shall be due and payable upon the conveyance of the Premises pursuant to a judicial sale in any action, suit or proceeding brought to foreclose this Mortgage or by deed in lieu of foreclosure, the Mortgagor will pay or cause the same to be paid.  In the event that the Mortgagor fails to pay any such tax within twenty (20) days after notice and demand for payment is given by the Mortgagee, the Mortgagee is hereby authorized to pay the same, and any amount thereof so paid by the Mortgagee, together with all costs and expenses incurred by the Mortgagee in connection with such payment, including, but not limited to, reasonable attorneys’ fees and disbursements, and interest on all such amounts, costs and expenses at the Default Rate (as defined in the Note) shall be paid by the  Mortgagor to the Mortgagee on demand.  Until paid by the Mortgagor, all such amounts, costs and expenses, together with interest thereon, shall be secured by this Mortgage and may be added to the judgment in any suit brought by the Mortgagee against the Mortgagor hereon.

c.           Mortgagee’s Right to Non-Judicial Foreclosure.  Upon the occurrence of an Event of Default under this Mortgage, the Note, bond, or other obligation secured hereby, Mortgagee shall have the right to sell the Mortgaged Property.  In particular and without limitation, Mortgagee shall have all of the rights and remedies provided by Article 14 of the Real Property Actions and Proceedings Law of the State of New York.

d.           Right to Appointment of Receiver.  In any action to foreclose this Mortgage, the Mortgagee shall be entitled, without notice, without regard to the adequacy of any security for the indebtedness secured hereby and without regard to the solvency of any person, firm or corporation who is or may become liable for the payment of all or any part of the indebtedness secured hereby, to have a receiver appointed with all the rights and powers permitted under the laws of the State of New York.  In addition, the receiver shall be entitled to take any and all action necessary or deemed advisable to lease the Mortgaged Property, including, without limitation, making reasonable improvements or tenant improvements and adding the cost of same to the Indebtedness  secured hereby.  In the event that a receiver of the Mortgaged Property is appointed hereunder, such receiver shall also have and may enforce all of the rights and remedies of the Mortgagee under subparagraph (a) hereof.

e.           Additional Rights and Remedies.  The rights and remedies of the Mortgagee hereunder shall be in addition to Mortgagee’s rights and remedies under the laws of the State of New York, including without limitation Mortgagee’s rights and remedies under Section 254 of the New York Real Property Law.  Nothing contained in this Mortgage shall be construed as requiring the Mortgagee to pursue any particular right or remedy for the purpose of procuring the satisfaction of the obligations and indebtedness secured hereby, and the Mortgagee may exercise any or all of Mortgagee’s rights and remedies under this Mortgage, the instruments evidencing the indebtedness, or otherwise provided by law, in Mortgagee’s sole discretion.  No failure of the Mortgagee to insist upon strict performance by the Mortgagor of any of Mortgagor’s covenants or obligations under this Mortgage, the Note, the Loan Documents, and no delay by the Mortgagee in exercising any of Mortgagee’s rights or remedies hereunder, thereunder or otherwise provided by law, shall be deemed to be a waiver of such covenants or obligations or to preclude the exercise of such rights or remedies, and the Mortgagee, notwithstanding any such failure or delay, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of its covenants and obligations under this Mortgage and the instruments evidencing the indebtedness hereby secured, and to exercise any and all of its rights and remedies hereunder, thereunder or otherwise provided by law.

15.           Right to Cure Defaults/Costs of Collection.  If an Event of Default occurs, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to Mortgagor, any tenant or any other person in possession thereof holding under Mortgagor.  If Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect Mortgagee’s interest in the Mortgaged Property or to foreclose this Mortgage or collect the indebtedness hereby secured, or take any other action of any kind to protect its interest in the Mortgaged Property or collect the indebtedness hereby secured (including without limitation taking possession, monitoring, appointing a receiver, or collecting rents), the costs and expenses thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 15, shall be paid by Mortgagor to Mortgagee upon demand.  All such costs and expenses incurred by Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding, or in taking any other action shall be paid by Mortgagor to Mortgagee upon demand, with interest at the Default Rate for the period after notice from Mortgagee that such costs or expenses were incurred to the date of payment to Mortgagee.  All such costs and expenses incurred by Mortgagee pursuant to the terms of this Mortgage, with interest, shall be secured by this Mortgage.

16.           Late Payment Charge.  If any portion of the indebtedness hereby secured is not paid within ten (10) days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a late payment charge equal to the greater of $35.00 or five percent (5%) of such unpaid portion of the indebtedness hereby secured to defray the expense incurred by Mortgagee in handling and processing such delinquent payment, and such amount shall be secured by this Mortgage.

17.           Non Waiver.  The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage.  Mortgagor shall not be relieved of Mortgagor’s obligation to pay the indebtedness hereby secured at the time and in the manner required by reason of (a) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, this Mortgage or any other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the indebtedness hereby secured, or (c) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the Note, this Mortgage or any other Loan Documents, without first having obtained the consent of Mortgagor; and in the latter event, Mortgagor shall continue to be obligated to pay the indebtedness hereby secured at the time and in the manner provided in the Note, this Mortgage or any other Loan Documents, as so extended, modified and supplemented, unless expressly released and discharged by Mortgagee.  Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the indebtedness hereby secured or any portion thereof or any part of the security held for the indebtedness hereby secured and may extend the time of payment or otherwise modify the terms of any instrument evidencing the indebtedness hereby secured and/or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance on the Note without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the indebtedness hereby secured over any such subordinate lien, encumbrance, right, title or interest.  Mortgagee may resort for the payment of the indebtedness hereby secured to any of the other Loan Documents in such order and manner as Mortgagee, in its discretion, may elect.  Mortgagor’s obligations shall not be impaired or altered by the taking of any other or additional security for or guarantee of the indebtedness hereby secured or any part thereof, or by the failure to hold, protect, or realize upon any other additional security or guarantee, or by the release of same.  Mortgagee may take action to recover the indebtedness hereby secured, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage.  Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law.  The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

18.           Waiver.  Mortgagor shall not, and anyone claiming through or under Mortgagor shall not, set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the final and absolute sale of the Mortgaged Property, or the final and absolute placing into possession thereof, immediately after such sale, of the purchaser or purchasers thereof, and Mortgagor, for itself and all who may claim through or under it, waive, if and to the fullest extent not prohibited by applicable law, all benefits and protections under such appraisement, valuation, stay, extension and redemption laws.

19.           Marshalling of Assets.  Mortgagor hereby waives for itself and, to the fullest extent not prohibited by applicable law, for any subsequent lienor, any right to apply for an order, decree, judgment, or ruling requiring or providing for a marshalling of assets which would require Mortgagee to proceed against certain of the Mortgaged Property before proceeding against any of the other Mortgaged Property.  Mortgagee shall have the right to proceed, in its sole discretion, against the Mortgaged Property in such order and in such portions as Mortgagee may determine, without regard to the adequacy of value or other liens on any such Mortgaged Property.  No such action shall in any way be considered as a waiver of any of the rights, benefits, liens or security interests created hereby or by any of the Loan Documents.

20.           Subrogation.  If the indebtedness hereby secured or any part thereof, including any amounts advanced by Mortgagee, are used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Mortgagee shall be subrogated to such other liens or encumbrances and to any additional security held by the holder thereof and shall have the benefit of the priority of all of the same, whether or not any such lien, encumbrance or additional security is canceled of record upon such payment or advancement or otherwise, and in addition to the security afforded by this Mortgage and the other Loan Documents.

21.           Sale or Transfer.  Neither Mortgagor, any guarantor or other party holding an ownership or beneficial interest in Mortgagor shall without the prior written consent of Mortgagee, create, effect, consent to, attempt, contract for, agree to make, suffer or permit any conveyance, sale, assignments, transfer, lien, pledge, encumbrance, mortgage, security interest or alienation of all or any portion of, or any ownership or beneficial interest in, the Mortgaged Property, the Mortgagor or the sole member of the Mortgagor, whether effected directly, indirectly, voluntarily, involuntarily, by operation of law or otherwise.  If any of the foregoing shall occur without Mortgagee’s prior written consent, then the same shall conclusively be deemed to increase the risk to Mortgagee and immediately constitute an Event of Default hereunder.

22.           Mortgagee’s Cost of Collection or Performance.  If any action or proceeding is commenced by or against Mortgagee, including, without limitation, condemnation proceedings, proceedings involving the foreclosure of this Mortgage or of any other liens or encumbrances, the enforcement or interpretation of contracts, leases or other documents relating to the Mortgaged Property, or any other proceeding of any nature, legal or otherwise, affecting the Mortgaged Property or any part thereof, or the title thereto, or the validity or priority of the lien of this Mortgage, Mortgagee shall have the right to appear, defend, prosecute, retain counsel, and take such action as Mortgagee shall determine.  In addition, upon an Event of Default hereunder, Mortgagee is authorized, but not obligated, to discharge Mortgagor’s obligations hereunder.  Mortgagor shall pay to Mortgagee, promptly upon demand, all costs, including, without limitation, “late charges” payable under the Note, out-of-pocket expenses and reasonable attorneys’ fees and expenses, to the fullest extent not prohibited by applicable law, and the costs of any environmental examination and analysis, title examination, supplemental examination of title or title insurance, that may be incurred by Mortgagee in connection with any proceedings affecting the Mortgaged Property, or any part thereof, to cause the enforcement of the covenants or agreements of Mortgagor contained herein or in the any of other Loan Documents, or with or without the institution of an action or proceeding, or that may otherwise be incurred by Mortgagee in the performance of any other action by Mortgagee authorized by this Mortgage.  All such costs, expenses and reasonable attorneys’ fees and expenses, and any other moneys advanced by Mortgagee to protect the Mortgaged Property shall, to the fullest extent not prohibited by applicable law, bear interest from the date of payment thereof at the Default Rate until repaid by Mortgagor, and shall be repaid by Mortgagor to Mortgagee immediately upon demand.  Notwithstanding that the indebtedness secured hereby shall not have been declared due and payable upon any Event of Default, Mortgagor hereby agrees that if an Event of Default has occurred, pursuant to the terms hereof, Mortgagee shall be entitled to receive interest thereon at the Default Rate, to be computed from the due date through actual receipt and collection of the amount then in default.  The preceding sentence shall not be construed as an agreement or privilege to extend the time for performance of any obligation under the Mortgage or any of the other Loan Documents, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of any such default.

23.           Partial Release.  Mortgagee, without notice, and without regard to any consideration paid therefor, and notwithstanding the existence at the time of any inferior liens thereon, shall have the right to release (a) any part of the security for the indebtedness secured hereby, including, without limitation, the interest under this Mortgage in and to any of the Mortgaged Property, or (b) any person liable for any indebtedness secured hereby, without affecting the priority of any part of the security and the obligations of any person not expressly released, and shall have the right to agree with any party remaining liable for such indebtedness or having any interest therein to extend the time for payment of any part or all of the indebtedness secured hereby.  Such agreement shall not in any way release or impair the lien hereof, but shall extend the lien hereof as against all parties having any interest in such security.

24.           Non-Waiver.  In the event Mortgagee (a) releases, as aforesaid, any part of such security or any person liable for any indebtedness secured hereby; (b) grants an extension of time for any payments of the indebtedness secured hereby; (c) takes other or additional security for the payment thereof; (d) accepts partial payments; or (e) otherwise exercises or waives or fails to exercise any right granted herein or in any of the other Loan Documents, no such act or omission shall constitute a waiver of any default, or extend or affect the grace period, if any, release Mortgagor, subsequent owners of the Mortgaged Property or any part thereof, or makers or guarantors of the Note, this Mortgage, or any of the other Loan Documents, or preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted for any Event of Default.

25.           No Merger of Estates.  There shall be no merger of the lien, security interest or other estate or interest created by this Mortgage with the fee estate in the Mortgaged Property by reason that any such interest created by this Mortgage may be held, directly or indirectly, by or for the account of any person who shall own the fee estate or any other interest in the Mortgaged Property.  No such merger shall occur unless and until all persons at the time having such concurrent interests shall join in a written instrument effecting such merger, and such instrument shall be duly recorded.

26.           Further Assurances.  Upon request of Mortgagee, Mortgagor shall execute, acknowledge and deliver to Mortgagee, in form satisfactory to Mortgagee, financing statements covering as Collateral any personal property and fixtures owned by the Mortgagor, now or hereafter located on or which, in the sole opinion of Mortgagee, is essential to the operation of any of the Mortgaged Property, and any supplemental mortgage, security agreement, financing statement, assignment of leases, rents, income and profits from the Mortgaged Property, affidavit, continuation statement or certification as Mortgagee may request in order to protect, preserve, maintain, continue and extend the lien and security interest hereunder or the priority hereof.  Mortgagor hereby irrevocably appoints Mortgagee its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers such attorney, at its option, to execute, acknowledge and deliver on behalf of Mortgagor, its successors and assigns, any such documents if Mortgagor shall fail so to do within five (5) days after request by Mortgagee.  Mortgagor shall pay to Mortgagee on demand all costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording and filing of any such documents.

27.           Application of Proceeds.  All payments made by Mortgagor under the Note, this Mortgage or any of the other Loan Documents and received by Mortgagee shall be applied by Mortgagee to the following items and in such order as Mortgagee may determine in its sole discretion:  (a) advances by Mortgagee for payment of taxes, assessments, insurance premiums and other costs and expenses, as set forth in this Mortgage, the Note or any of the other Loan Documents; (b) any amounts which may be overdue under the Note, this Mortgage or any of the other Loan Documents; (c) interest on the indebtedness secured hereby; and (d) outstanding principal under the Note.

28.          Mortgagee’s Subordination Right.  At the option of Mortgagee, this Mortgage shall become subject and subordinate, but not with respect to the priority of entitlement to Casualty Proceeds or any Taking Proceeds, to any and all leases of all or any part of the Mortgaged Property, upon the execution by Mortgagee and recording of a unilateral declaration to that effect at any time hereafter, in the Office of the Recorder or Clerk of the County in which Mortgaged Property is located.

29.          UCC Security Agreement.  This Mortgage is hereby deemed to be as well a Security Agreement and creates a security interest in and to the Collateral securing the indebtedness secured by this Mortgage.  Without derogating any of the provisions of this instrument, Mortgagor to the extent permitted by law hereby:

a.           grants to Mortgagee a security interest in and to all Collateral, including without limitation the items referred to above, together with all additions, accessions and substitutions and all similar property hereafter acquired and used or obtained for use on or in connection with the Mortgaged Property.  The proceeds of the Collateral are intended to be secured hereby; however, such intent shall never constitute an expressed or implied consent on the part of Mortgagee to the sale of any or all Collateral;

b.           agrees that the security interest hereby granted shall secure the payment of the indebtedness specifically described herein together with payment of any future debt or advancement owing by Mortgagor to Mortgagee with respect to the Mortgaged Property;

c.           except as otherwise provided herein, agrees not to remove from the Mortgaged Property, sell, convey, mortgage or grant a security interest in, or otherwise dispose of or encumber, any of the Collateral or any of the Mortgagor’s right, title or interest therein, without first obtaining Mortgagee’s written consent; Mortgagee shall have the right, at its sole option, to require Mortgagor to apply the proceeds from the disposition of Collateral in reduction of the indebtedness secured hereby;

d.           agrees that if Mortgagor’s rights in the Collateral are voluntarily or involuntarily transferred, whether by sale, creation of a security interest, attachment, levy, garnishment or other judicial process, without the prior written consent of Mortgagee, such transfer shall constitute an Event of Default hereunder;

e.           agrees that upon or after the occurrence of any Event of Default, Mortgagee shall have all rights and remedies contemplated hereunder, including, without limitation, the right to take possession of the Collateral, and for this purpose Mortgagee shall have the right to enter upon any premises on which any or all of the Collateral is situated without being deemed guilty of trespass and without liability for damages thereby occasioned, and take possession of and operate the Collateral or remove it therefrom.  Mortgagee shall have the further right, as Mortgagee may determine, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition, and to sell at public or private sale or otherwise dispose of, lease or utilize the Collateral and any part thereof in any manner authorized or permitted by law and to apply the proceeds thereof toward payment of any costs and expenses incurred by Mortgagee including, to the fullest extent not prohibited by applicable law, attorneys’ fees and expenses, and toward payment of the indebtedness secured hereby, in such order and manner as Mortgagee may determine.  To the fullest extent not prohibited by applicable law, Mortgagor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of a debtor or formalities prescribed by law relative to a sale or disposition of the Collateral or to exercise any other right or remedy existing after an Event of Default.  To the extent any notice is required and cannot be waived, Mortgagor agrees that if such notice is deposited for mailing, postage prepaid, certified or registered mail, to the owner of record of the Mortgaged Property, directed to the such owner at the last address actually furnished to Mortgagee at least five (5) days before the time of sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirements for giving of such notice;

f.           agrees, to the extent not prohibited by law and without limiting any rights and privileges herein granted to Mortgagee, that Mortgagee shall have the right to dispose of any or all of the Collateral at the same time and place upon giving the same notice, if any, provided for in this Mortgage, and in the same manner as the nonjudicial foreclosure sale provided under the terms and conditions of this Mortgage; and

g.           authorizes Mortgagee to file without any authorization from Mortgagor or the Mortgagor’s signature, in the jurisdiction where this agreement will be given effect, financing statements covering the Collateral and the proceeds of the Collateral.  At the request of Mortgagee, Mortgagor will join Mortgagee in executing one or more such financing statements pursuant to this Mortgage.  To the extent permitted by law, a carbon, photographic or other reproduction of this instrument or any financing statement executed in accordance herewith shall be sufficient as a financing statement.

30.           Management.  Mortgagee shall have the right to give or withhold its prior consent to any contract or other arrangement for the management of all or any part of the Mortgaged Property.  Mortgagee shall have the right, exercisable at its option upon an Event of Default or an event which, with the passage of time, the giving of notice, or both, would constitute an Event of Default, to terminate the rights of any party engaged to manage the Mortgaged Property and any and all other agreements or contracts relating to the operation or management of the Mortgaged Property, if, in Mortgagee’s sole discretion, the management and/or operation of the Mortgaged Property is unsatisfactory.

31.           Notices.  Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (i) if hand delivered, or if sent by telecopy, effective upon receipt, or (ii) if delivered by overnight courier service, effective on the day following delivery to such courier service or (iii) if mailed by United States registered or certified mail, postage prepaid, return receipt requested, effective two (2) business days after deposit in the United States mails addressed as follows:

If to Mortgagor:

Premier Packaging Corporation
6 Framark Drive
Victor, New York 14564

If to Mortgagee:

RBS Citizens, N.A.
Attn:  Jeffrey Morse
833 Broadway
Albany, New York 12207

or at such other address or to such other addressee as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

32.           Loan Documents.  The term “Loan Documents” as used herein collectively refers to (a) the Note, (b) this Mortgage, (c) the Assignment, (d) all Uniform Commercial Code Financing Statements of Mortgagor, as debtor, in favor of Mortgagee, as secured party, in connection with the Mortgaged Property, (e) an Indemnity Agreement, (f) the Loan Commitment Letter, dated June 20, 2011 (the “Loan Commitment”), (g) a Guaranty in favor of Mortgagee, (h) the Amended and Restated Promissory Note, dated August 30, 2011 from Mortgagor to Mortgagee, (i) the Amended and Restated Revolving Line Note, dated July 26, 2011 from Mortgagor to Mortgagee, (j) the Amended and Restated Acquisition Term Note, dated July 26, 2011 from Mortgagor to Mortgagee, (k) the Amended and Restated Credit Agreement, dated as of July 26, 2011, by and between Mortgagor and Mortgagee, (l) the Consolidation, Modification and Extension Agreement, dated as of August 30, 2011, by and between Mortgagor and Mortgagee, (m) each Hedging Contract (as defined in the Note) and (n) any and all other documents and/or agreements evidencing, securing or relating to the loan contemplated by the Loan Commitment, as any such document or agreement may be amended, extended, supplemented, modified and/or renewed and all replacements and substitutions thereof.

33.           Survival and Conflicts.  The execution and delivery of this Mortgage and the other Loan Documents shall in no way merge or extinguish the Loan Commitment or the terms and conditions set forth therein, which shall survive the closing of the loan and delivery of this Mortgage.  In the event of any inconsistency or conflict between any provisions of the Loan Commitment and the other Loan Documents, the provisions of the other Loan Documents shall prevail and apply.

34.           Anti-Forfeiture.  Mortgagor hereby further expressly represents and warrants to Mortgagee that to the best of Mortgagor’s knowledge there has not been committed by Mortgagor or any other person involved with the Mortgaged Property or the Mortgagor any act or omission affording the federal government or any state or local government the right and/or remedy of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of its obligations under the Note or under any of the other Loan Documents, and Mortgagor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right and/or remedy of forfeiture.  In furtherance thereof, Mortgagor hereby indemnifies Mortgagee and agrees to defend and hold Mortgagee harmless from and against any loss, damage or other injury, including without limitation, reasonable attorneys’ fees and expenses, to the fullest extent not prohibited by applicable law, and all other costs and expenses incurred by Mortgagee in preserving its lien, security interest and other rights and interests in the Mortgaged Property and any additional collateral under any of the Loan Documents in any proceeding or other governmental action asserting forfeiture thereof, by reason of, or in any manner resulting from, the breach of the covenants and agreements or the warranties and representations set forth in the preceding sentence.  Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Mortgagor, Mortgagee, any guarantor, any additional collateral under any of the Loan Documents or all or any part of the Mortgaged Property under any federal or state law in respect of which forfeiture of the Mortgaged Property or any part thereof or of any monies paid in performance of Mortgagor’s obligations under the Loan Documents is a potential result shall, at the election of the Mortgagee in its absolute discretion, constitute an Event of Default hereunder without notice or opportunity to cure.

35.           Trust Fund.  Pursuant to Section 13 of the Lien Law of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

36.           Miscellaneous.  The Mortgaged Property is located in the State of New York, and this Mortgage and the rights and indebtedness secured hereby shall, without regard to the place of contract or payment, be construed and enforced according to the laws of New York.  Nothing herein contained nor any transaction related hereto shall be construed or so operate as to require Mortgagor to do any act contrary to law, and if any clauses or provisions herein contained operate or would prospectively operate to invalidate this Mortgage, in whole or in part, or any of the Mortgagor’s obligations hereunder, such clauses and provisions only shall be held void and of no force or effect as though not herein contained, and the remainder of this Mortgage shall remain operative and in full force and effect.  All of the obligations, rights and covenants herein contained shall run with the land, and shall bind and inure to the benefit of Mortgagor, its successors and permitted assigns, and Mortgagee and any subsequent holder of the Note.  Whenever used, the singular number shall include the plural and the plural numbers shall include the singular, and the use of any gender shall include all genders, all as the context may reasonably require.

MORTGAGOR HEREBY, AND MORTGAGEE BY ITS ACCEPTANCE HEREOF, EACH WAIVES THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY A JUDGE SITTING WITHOUT A JURY; FURTHER, MORTGAGOR HEREBY CONSENTS AND SUBJECTS ITSELF TO THE JURISDICTION OF COURTS OF THE STATE OF NEW YORK AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE VENUE OF SUCH COURTS IN THE COUNTY IN WHICH THE MORTGAGED PROPERTY IS LOCATED.

37.          Books and Records/Financial Statements.  Mortgagor will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting principles consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expense be realized by Mortgagor or by any other person whatsoever excepting lessees unrelated to and unaffiliated with Mortgagor who have leased from Mortgagor portions of the Mortgaged Property for the purpose of occupying the same.  Mortgagee shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of Mortgagor or other person maintaining such books, records and accounts and to make copies or extracts thereof as Mortgagee shall desire.

Mortgagor shall furnish to Mortgagee annually a copy of its accountant prepared Federal income tax return within thirty (30) days of filing, along with a current rent roll, real estate tax payment receipts, evidence of insurance and such other financial information as Mortgagee reasonably requires.  Mortgagor shall furnish to Mortgagee accountant prepared fiscal year end financial statements on an annual basis within one hundred twenty (120) days of its fiscal year end.  In the event Mortgagor’s tax return filing is on extension, then the tax return of Mortgagor shall be furnished to Mortgagee within ten (10) days of filing.  Mortgagor shall furnish to Mortgagee annually an annual budget within thirty (30) days of its fiscal year end and an annual accounts receivable and accounts payable aging report within one hundred twenty (120) days of its fiscal year end.  Mortgagor shall furnish to Mortgagee quarterly a management prepared financial statement and a covenant compliance certificate, in each case, within forty-five (45) days of the end of each calendar quarter.

38.          Leases and Rents.

a.          Subject to the terms of this Section 38, Mortgagee shall not exercise any right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor a license to collect the Rents.  Mortgagor shall hold the Rents in trust for use in payment of the indebtedness hereby secured.  The license of Mortgagor to collect the Rents shall be automatically terminated and revoked, without the necessity of notice or other action by the Mortgagee, both of which are expressly waived, upon the occurrence of an Event of Default by Mortgagor under the terms of any instrument evidencing the indebtedness hereby secured or this Mortgage by giving notice of such revocation to Mortgagor.  Following such termination, Mortgagee may collect, retain, and apply the Rents toward payment of the indebtedness hereby secured in such priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and in either case, whether or not Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver.

b.         In furtherance of such right, Mortgagor shall, promptly upon request of Mortgagee, execute and deliver notices to tenants at the Mortgaged Property directing that future rent payments be made directly to Mortgagee, or to such other person as Mortgagee may direct.  Mortgagor hereby constitutes and appoints Mortgagee its attorney-in-fact for the purpose of signing any such notice on behalf of Mortgagor (which power of attorney is coupled with an interest and may not be revoked), and such notice shall be conclusive authority to the tenants that the payments referred to in the Leases are to be made to Mortgagee or as otherwise directed, and the tenants shall be fully protected in making such payments in accordance with the provisions of such notice.

c.          No pledge or assignment of any rents of the Mortgaged Property or any portion thereof, other than any given to Mortgagee is outstanding or in force.  Mortgagor will make no such pledge or assignment thereof except with prior written consent of Mortgagee.  If any such pledge or assignment is made, the same shall be deemed to be subject hereto and for the use and benefit of Mortgagee.

d.          Mortgagee shall have all of the rights against tenants of the Mortgaged Property as set forth in Section 291-f of the Real Property Law of New York.  Mortgagor shall (1) fulfill or perform each and every provision of the Leases on the part of Mortgagor to be fulfilled or performed, and (2) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder.  In addition to the rights which Mortgagee may have herein, upon the occurrence of an Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagor.  Upon default in any such payment, Mortgagor will vacate and surrender possession of the Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.  Nothing contained in this Section 38 shall be construed as imposing on Mortgagee any of the obligations of the lessor under the Leases.

e.          Mortgagor shall not, except as consented to by Mortgagee, lease or otherwise grant to any person any right to use or occupy all or any portion of the Mortgaged Property.  Mortgagor shall not, without the prior written consent of Mortgagee in each instance:  (1) enter into any Lease; (2) modify, amend or extend any Lease; (3) terminate or cancel or accept a surrender of any Lease; (4) discount any Rents under any Lease or increase tenant allowances or accept a prepayment of any Rent due under any Lease, except a payment of Rent one (1) month in advance or a prepayment in the nature of security for the performance of the obligations of the tenant under such Lease; (5) assign, pledge or encumber Mortgagor’s interest in the Leases, the Rents, or permit such interest to be assigned, pledged or encumbered, except pursuant hereto; (6) consent to an assignment or subletting by the tenant under any Lease; (7) waive, excuse, discharge or in any manner release any tenant under any terms and conditions to be performed by such tenant under its Lease; (8) modify, amend or release any guaranty or any Lease except in accordance with the terms of such guaranty; or (9) take or fail to take any other action with respect to any Lease that would tend to impair or diminish the value of the security of this Mortgage or would render any representation or warranty by Mortgagor under this Mortgage or any Lease false or misleading.

f.          Each Lease entered into by Mortgagor from and after the date hereof and each renewal of an existing Lease shall provide:  (1) that, at the option of Mortgagee, such Lease shall be subject and subordinate in all respects to this Mortgage and the lien created hereby, and to any renewals thereof, including any increase in the principal amount secured by this Mortgage, and any increase in the interest rates set forth in the Note and to each and all of the rights of Mortgagee or any holder thereof; (2) that such provision shall be self-operative; (3) that, in confirmation of such subordination, the tenant under such Lease shall promptly execute and deliver any certificate that the holder of this Mortgage may reasonably request; (4) that the tenant execute and deliver from time to time estoppel certificates (each, a “Tenant Estoppel Certificate”) addressed to Mortgagee or its designee and containing such information as may be reasonably requested by the Mortgagee; and (5) to the extent not so provided by applicable law, that in the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, Mortgagee, or any successors or assigns of Mortgagee, shall, at its or their option, succeed to the interest of landlord under such Leases, whether through possessory or foreclosure action or a deed in lieu of foreclosure.

g.          Mortgagor, reasonably promptly after obtaining knowledge thereof, shall notify Mortgagee of any material default under any Lease (including, without limitation, any default in the payment of any sums due under such Lease) or of any action or proceeding adversely affecting the Mortgaged Property and shall deliver to Mortgagee copies of all notices of material default given or received by Mortgagor under the Leases (including, without limitation, any default in the payment of any sums due under such Lease.

h.          Mortgagor shall at all times perform and comply with, or cause to be performed and complied with, all of the terms, covenants and conditions of the Leases to be performed or complied with by Mortgagor thereunder, maintain the Leases in full force and effect, enforce the Leases in accordance with their terms, and comply with all reasonable requests from Mortgagee from time to time with respect to such enforcement.

i.          At any time, and from time to time, Mortgagor shall deliver to Mortgagee, on request, a schedule of the Leases then in existence, certified by Mortgagor to be true and complete, which schedule shall set forth such information with respect to each Lease as may be requested by the Mortgagee.  In addition, Mortgagor, upon Mortgagee’s request (which request shall not be made more frequently than one (1) time per year unless reasonably required by Mortgagee), shall promptly obtain from each tenant a Tenant Estoppel Certificate.

j.          All security or other deposits of tenant held by Mortgagor shall be treated as trust funds, shall not be commingled with any other funds of Mortgagor, shall not be subject to any offset rights of Mortgagee contained herein, and shall be deposited in a tenant’s security account to be maintained by Mortgagor at a commercial bank, savings bank or savings and loan association, satisfactory to the Mortgagee, located in the State of New York.

39.          Offsets, Counterclaims and Defenses.  Any assignee of this Mortgage, the Note or any other Loan Document shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which Mortgagor may have against any assignor of this Mortgage, the Note or any other Loan Document and the Indebtedness hereby secured and no such offset, counterclaim or defense shall be interposed or asserted by Mortgagor in any action or proceeding brought by any such assignee upon this Mortgage, the Note or any other Loan Document and/or the Indebtedness hereby secured and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Mortgagor.

40.          Prepayment After Event of Default.  If an Event of Default shall occur under this Mortgage and if by reason thereof Mortgagee elects to declare the entire principal balance hereof to be immediately due and payable, or if an action is commenced for the foreclosure of this Mortgage, then in such event the prepayment consideration in the Note provided for shall become due and payable on the date of such election in the same manner as though Mortgagor had exercised such right of prepayment as herein set forth.  If any such event occurs prior to the earliest date upon which Mortgagor has a right of prepayment, then in such event the prepayment consideration applicable upon the earliest date on which Mortgagor had such right of prepayment shall apply and Mortgagor also shall pay to Mortgagee a sum equal to interest which would have accrued on the principal balance of the Indebtedness hereby secured at the rate specified in the Note from the date of payment to the end of the period during which prepayment is prohibited.  The amount of such prepayment consideration computed on the principal balance as of the date aforesaid, shall be added to and secured by this Mortgage and shall be recoverable by the Mortgagee in the same manner as the principal balance hereof and in addition thereto, in any action brought for the foreclosure of this Mortgage.

41.          Patriot Act.  Mortgagor hereby represents and warrants to Mortgagee that neither Mortgagor nor any of its officers, directors, shareholders, partners, members or affiliates (including the indirect holders of equity interests in Mortgagor) is or will be an entity or person: (1) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (EO 13224:); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (AOFAC) most current list of  Specifically Designated National and Blocked Persons (which list may be published from time to time in various mediums including, but not limited to, the AOFAC website, http://www.treas.gov/ofac/t11sdn.pef); (iii) who commits, threatens to commit or supports terrorism, as is defined in EO 13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i)-(iv) above are herein referred to as Prohibited Persons).  Mortgagor covenants and agrees that neither Mortgagor nor any of its officers, directors, shareholders, partners, members or affiliates (including the indirect holders of equity interests in Mortgagor) will: (i) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person; or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO 13224.  Mortgagor further covenants and agrees to deliver (from time to time) to Mortgagee any such certification or other evidence as may be requested by Mortgagee in its sole and absolute discretion, confirming that: (i) neither Mortgagor nor its officers, directors, shareholders, partners, members or affiliates (including the indirect holders of equity interests in Mortgagor) is a Prohibited Person; and (ii) neither Mortgagor nor its officers, directors, shareholders, partners, members or affiliates (including the indirect holders of equity interests in Mortgagor) has engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

42.          Maintenance of Accounts.  Mortgagor shall at all times maintain all its operating accounts and deposit accounts for the Mortgaged Property with Mortgagee which accounts Mortgagor hereby assigns to Mortgagee as additional security for the Indebtedness secured by this Mortgage/

PROVIDED, THAT THE CONDITION OF THIS MORTGAGE IS SUCH that if Mortgagor shall pay all of the indebtedness secured hereby, then thereupon this Mortgage shall be released of record by Mortgagee, at the cost and expense of Mortgagor, and thereafter the Mortgage shall be void.  The foregoing shall not affect the covenants, agreements, indemnifications and warranties in this Mortgage which expressly survive the release hereof, which shall remain in full force and effect.

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.

MORTGAGOR:

PREMIER PACKAGING CORPORATION

By: /s/ Philip Jones
Name: Philip Jones
Title: Secretary & Treasurer

SCHEDULE A

Description of Premises

ALL THAT CERTAIN LOT, PIECE OR PARCEL OF LAND, situate in the Town and Village of Victor, County of Ontario, and State of New York, being Lot 5 of the School Street Industrial Park Subdivision, as shown on a map prepared by Cornwall Consultants, P.C., and filed in the Ontario County Clerk’s Office on November 3, 1989, at map number 17502.

ALSO, ALL THAT CERTAIN LOT, PIECE, OR PARCEL OF LAND, situate in the Town and Village of Victor, County of Ontario, and State of New York, being Lot 6 of the School Street Industrial Park Subdivision, as shown on a map prepared by Cornwall Consultants, P.C., and filed in the Ontario County Clerk’s Office on November 3, 1989, at map number 17502.

The above-described Lots 5 and 6 are now known collectively as Lot R-6 of the School Street Industrial Park Subdivision as shown on a resubdivision map prepared by David Andersen and filed in the Ontario County Clerk’s Office on January 7, 1997, as map number 23392.

TOGETHER WITH AND SUBJECT TO rights under a Permanent Easement between Primo DiFelice and Bzdick Properties LLC recorded January 15, 1997 in the Ontario County Clerk's Office in Liber 975 of Deeds, page 979.